UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 4, 2012

Date of Report (Date of earliest event reported)

SONIC CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-18859	73-1371046
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

300 Johnny Bench Drive
Oklahoma City, Oklahoma		73104
(Address of Principal Executive Offices)		(Zip Code)

(405) 225-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 4, 2012, Sonic Corp. (the “Registrant”) issued a press release announcing results for its first fiscal quarter of 2012. The information in the press release attached hereto as Exhibit 99 is furnished pursuant to this Item 2.02.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99   Press Release, dated January 4, 2012, announcing results for the first fiscal quarter of 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:

SONIC CORP.

Date: January 4, 2012	By:	/s/ Stephen C. Vaughan
Stephen C. Vaughan,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release, dated January 4, 2012, announcing results for the first fiscal quarter of 2012.